UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

SUPERNUS PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35518	20-2590184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9715 Key West Avenue Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Introductory Note

Effective at 8:18 a.m. Eastern Time on November 2, 2026 (the “Effective Time”), Supernus Pharmaceuticals, Inc., a Delaware corporation (“Supernus” or the “Company”), and Indivior Pharmaceuticals, Inc., a Delaware corporation (“Indivior”), completed the previously announced business combination, pursuant to the Agreement and Plan of Merger, dated as of August 1, 2026 (the “Merger Agreement”), by and among Indivior, Artemis Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Indivior (“Merger Sub”), and Supernus. Pursuant to the Merger Agreement, Merger Sub merged with and into Supernus (the “Merger”), with Supernus continuing as the surviving corporation and becoming a wholly owned subsidiary of Indivior. In connection with, and immediately upon completion of, the Merger, Indivior was renamed “Supernus, Inc.” References to the “Combined Company” as used in this Current Report on Form 8-K shall mean Indivior, as renamed, following the closing of the Merger (the “Closing”). As a result of the Merger, the Company became a wholly owned subsidiary of the Combined Company, and shares of the Company’s common stock, par value $0.001 per share (the “Supernus Common Stock”), will cease to be listed on The Nasdaq Stock Market LLC (“Nasdaq”).

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

On November 2, 2026 (the “Closing Date”), in connection with the Merger, the Combined Company and certain of its subsidiaries, including the Company (collectively, the “Loan Parties”), entered into a Credit Agreement (the “Credit Agreement”) by and among the Combined Company, as the borrower, the other Loan Parties, including the Company, as guarantors, the financial institutions from time to time party thereto as lenders, and Citibank, N.A. (“Citi”), as agent for the lenders and for itself as lender, providing for a senior secured term loan facility (the “Credit Facility”) in an aggregate principal amount of $650,000,000, all of which was borrowed on the Closing Date. Capitalized terms used in this Current Report on Form 8-K without definition shall have the meanings assigned thereto in the Credit Agreement.

The proceeds of the Credit Facility are permitted to be used, in whole or in part, to consummate the Merger, to refinance or repay certain existing indebtedness of the Combined Company and its subsidiaries on the Closing Date, to pay fees, costs and expenses incurred in connection with the Merger and the Credit Agreement, and for general corporate purposes (including, without limitation, acquisitions and investments permitted under the Credit Agreement).

Interest Rate, Fees and Prepayments

From the Closing Date through the first day of the month immediately following the month during which the first quarterly financial statements are delivered, the term loans bear interest at a rate per annum equal to, at the Combined Company’s option, (i) a rate based on Term SOFR plus 2.25% or (ii) a rate based on the Base Rate plus 1.25%. Thereafter, the term loans will bear interest at a rate per annum equal to, at the Combined Company’s option, (i) a rate based on Term SOFR plus a variable applicable margin ranging from 2.00% to 2.75% based on the applicable total net leverage ratio or (ii) a rate based on the Base Rate plus a variable applicable margin ranging from 1.00% to 1.75% based on the applicable total net leverage ratio. The Combined Company is permitted to repay the Credit Facility, in whole or in part, without penalty or premium, subject to certain notice periods.

Guarantees and Security

The obligations under the Credit Facility are guaranteed by certain of the Combined Company’s subsidiaries located in the United States, England and Wales, Scotland or Northern Ireland. The obligations under the Credit Facility are secured by a first priority lien on substantially all current and future tangible and intangible property of the Loan Parties and pledges of the equity of certain subsidiaries, in each case subject to certain exceptions, limitations and customary exclusions from the collateral.

Certain Covenants and Events of Default

The Credit Agreement contains customary affirmative covenants, including financial statement reporting requirements and delivery of a compliance certificate. The Credit Agreement also contains customary negative covenants that limit the Loan Parties’ (and their Restricted Subsidiaries’) ability to, among other things, grant or incur liens, dispose of assets, incur additional indebtedness, make certain investments, restricted payments or restricted debt payments, enter into certain mergers and acquisitions, or engage in certain transactions with affiliates subject in each case to certain customary exclusions, exceptions and baskets. In addition, the Credit Agreement contains maximum Total Net Leverage Ratio and minimum Consolidated Interest Coverage Ratio financial covenants.

The Credit Agreement also contains customary events of default (subject to certain exceptions, thresholds and grace periods), including, among other things, the failure to pay obligations when due, breach of covenants, cross-default to certain other indebtedness, bankruptcy-related defaults, certain monetary judgment defaults, and certain change of control events. The occurrence of an event of default may result in the termination of the Credit Agreement and acceleration of repayment obligations with respect to any outstanding obligations under the Credit Facility.

The foregoing description of the material terms of the Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, and as a result of the Merger, each share of common stock of Supernus, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (other than Excluded Shares, as defined in the Merger Agreement) was converted into the right to receive 1.5401 shares of Indivior common stock, par value $0.001 per share (such ratio, the “Exchange Ratio” and such shares, the “Indivior Share”). No fractional shares were issued in the Merger; cash is payable in lieu of fractional shares, as described in the Merger Agreement.

In addition, at the Effective Time and as a result of the Merger and without any action on the part of any holder thereof:

(i) each restricted stock unit of Supernus (“Supernus RSU”) that was then outstanding was automatically assumed and converted into an award of restricted stock units of the Combined Company (each, a “Rollover RSU”) with the same terms and conditions that applied to such Supernus RSU, including applicable vesting conditions, relating to a number of Indivior Shares equal to the product, rounded down to the nearest whole number, of (A) the number of shares of Supernus Common Stock subject to such Supernus RSU immediately prior to the Effective Time multiplied by (B) the Exchange Ratio;

(ii) each Supernus restricted stock unit subject to performance-based vesting restrictions (“Supernus PSU”) that was then outstanding was automatically assumed and converted into a Rollover RSU that is subject solely to time-based vesting, with the same other terms and conditions that applied to such Supernus PSU immediately prior to the Effective Time, relating to a number of Indivior Shares equal to the product, rounded down to the nearest whole number, of (A) the number of shares of Supernus Common Stock subject to such Supernus PSU immediately prior to the Effective Time multiplied by (B) the Exchange Ratio; and

(iii) each option to purchase shares of Supernus Common Stock (“Supernus Option”) that was then outstanding was automatically assumed and converted into an option to acquire Indivior Shares (each, a “Rollover Option”) at an adjusted exercise price per share, subject to the same terms and conditions as were applicable to such Supernus Option immediately prior to the Effective Time, including applicable vesting conditions; accordingly, (A) each Rollover Option is exercisable solely for Indivior Shares, (B) the number of Indivior Shares subject to each Rollover Option was determined by multiplying the number of shares of Supernus Common Stock subject to the Supernus Option immediately prior to the Effective Time by the Exchange Ratio and rounding down to the nearest whole number, and (C) the per share exercise price for Indivior Shares issuable upon exercise of such Rollover Option is equal to the per share exercise price of the shares of Supernus Common Stock subject to the Supernus Option, as in effect immediately prior to the Effective Time, divided by the Exchange Ratio and rounded up to the nearest whole cent.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2026 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, each share of Supernus Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares, as defined in the Merger Agreement) was converted into the right to receive the Merger consideration described in Item 2.01 of this Current Report on Form 8-K, and each former holder of Supernus Common Stock ceased to have any rights as a stockholder of the Company, other than the right to receive such Merger consideration.

The information set forth in the Introductory Note and under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

At the Effective Time, pursuant to the terms of the Merger Agreement and the certificate of merger filed with the Secretary of State of the State of Delaware, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety. A copy of the amended and restated certificate of incorporation of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in the Introductory Note and under Item 2.01, Item 3.03, and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, pursuant to the terms of the Merger Agreement and the Certificate of Merger filed with the Secretary of State of the State of Delaware, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to read as the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time (except that references therein to the name of Merger Sub were changed to refer to the Company as the surviving corporation). A copy of the amended and restated certificate of incorporation of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, at the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated in their entirety. A copy of the amended and restated bylaws of the Company is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 2, 2026, the Combined Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of August 1, 2026, by and among Indivior Pharmaceuticals, Inc., Artemis Merger Sub Inc. and Supernus Pharmaceuticals, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed August 3, 2026 and incorporated herein by reference).
3.1*	Amended and Restated Certificate of Incorporation of Supernus Pharmaceuticals, Inc.
3.2*	Bylaws of Artemis Merger Sub Inc.
10.1*#	Credit Agreement, dated November 2, 2026, among Supernus, Inc. (formerly Indivior Pharmaceuticals, Inc.), as borrower, the guarantors party thereto (including Supernus Pharmaceuticals, Inc.), Citibank, N.A., as agent, and the lenders party thereto.
99.1*	Press release, dated November 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*	Filed herewith
#	Exhibits and schedules have been omitted pursuant to Regulation S-K Item 601(a)(5) and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supernus Pharmaceuticals, Inc.

Date: November 2, 2026	By:	/s/ Timothy C. Dec
Timothy C. Dec
Senior Vice President and Chief Financial Officer